UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014

Bulova Technologies Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-9358	83-0245581
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Id #)

12645 49th Street North Clearwater, Florida 33762
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (727) 536-6666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4     Matters Related to Accountants and Financial Statements

ITEM 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 24, 2014 the Board of Directors of Bulova Technologies Group, Inc. (the ”Company”) after consultation with and upon the recommendation of management after review with Registrant’s independent accountant, concluded that the Company’s previously issued audited financial statements as of and for the year ended September 30, 2013, as presented in the Company’s Form 10-K for that same period should no longer be relied upon.

The Company will be filing a Form 10-K/A for this period as soon as practicable.

The following discussion describes the changes that will be made in the Form 10-K/A.

●

On October 24, 2012, Bulova Technologies Ordnance Systems LLC, (“BTOS”), a wholly-owned subsidiary of the Company, sold substantially all of its assets to an unrelated party. This transaction and all activities pertaining to the operations of BTOS were originally accounted for and presented as a part of continuing operations. The financial statements will be restated to reflect the accounting for the assets, liabilities and results of operations of BTOS as a discontinued operation for all periods presented. As such, these items will be presented separately in the financial statements so as to distinguish between continued operations and those that have been discontinued. This restatement will have no effect on total assets, total liabilities, and shareholder’s deficit or net income (loss) for the periods presented.

●	The Form 10K/A will also include enhanced disclosures relative to legal matters and debt settlements.

We have considered the effect of this restatement on our prior conclusions of the adequacy of our internal controls over financial reporting as of September 30, 2013. As a result, management has concluded that the Company’s internal control over financial reporting were not effective to a reasonable assurance as of September 30, 2013. We will amend any disclosures pertaining to our evaluation of such controls and procedures as appropriate in connection with future filings. We have subsequently designed and implemented new internal controls and procedures to strengthen our internal controls over financial reporting. With these changes now in place, management believes that our internal controls over financial reporting are effective at the “reasonable assurance” level.

ITEM 9.01     Financial Statements and Exhibits

Exhibits

16.1          Letter dated October 28, 2014 from DKM Certified Public Accountants to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bulova Technologies Group, Inc.

(Registrant)

Date: October 28, 2014	By:	/s/Stephen L Gurba
		Name:	Stephen L Gurba
		Title:	Chief Executive Officer and President